Exhibit 10.28
*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER

Tell-Tale Signs, Additional Tie-Ins, and System Inspection Isometrics

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00007 DATE OF CHANGE ORDER: October 15, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1)	Pursuant to Article 6 of the Agreement, Parties agree Contractor will implement changes to incorporate revisions for tell-tale signs for leak detection and repair for Subproject 3.

2)
Pursuant to Article 6 of the Agreement, Parties agree Contractor will provide additional tie-ins at the East/West Jetty transition point and an additional tie-in in close proximity to Train 3. This Change Order is based on the work being performed under Greenfield conditions and not under Owner’s permit to work system.

3)	Pursuant to Article 6 of the Agreement, Parties agree Contractor will develop inspection isometric drawings and isometric through length tables for Subproject 3.

4)	The scope of this Change Order is detailed in Exhibit 1 of this Change Order.

5)	The cost breakdown for the scope of this Change Order is detailed in Exhibit 2 of this Change Order.

6)	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit 3 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00006).................................................................		$5,356,684
The Contract Price prior to this Change Order was...........................................................................................		$2,365,356,684
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$2,370,262,606

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00006).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00006).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00006).................................................................	$(1,463,531)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$294,086,375
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$294,086,375
Adjustment to Dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A
Adjustment to Payment Schedule: Yes. See Exhibit 3 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement:
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ BT Contractor /s/ DC Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
For Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
October 25, 2018	October 15, 2018
Date of Signing	Date of Signing

CHANGE ORDER

Insurance Provisional Sum Interim Adjustment

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00008 DATE OF CHANGE ORDER: November 19, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Pursuant to the instructions in Section 2.3.B of Attachment EE, Schedule EE-2 of the Agreement, this Change Order amends the Insurance Provisional Sum amount to the Anticipated Actual Insurance Cost.

2.
The Insurance Provisional Sum in Section 2.3 of Attachment EE, Schedule EE-2 of the Agreement prior to this Change Order was Sixty Three Million, Six Hundred Fifty Three Thousand, Four Hundred Sixty Four U.S. Dollars (U.S. $63,653,464). The Insurance Provisional Sum is hereby decreased by Sixteen Million, Eight Hundred Nine Thousand, Two Hundred Twenty Six U. S. Dollars (U.S. $16,809,226) and the new value as amended by this Change Order shall be Forty Six Million, Eight Hundred Forty Four Thousand, Two Hundred Thirty Eight U.S. Dollars (U.S. $46,844,238).

3.	The cost breakdown for this Change Order is detailed in Exhibit 1 of this Change Order.

4.	Schedules C-2 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 2 of this Change Order.

5.	The final adjustment to the Insurance Provisional Sum will be made in accordance with Section 2.3.C of Attachment EE, Schedule EE-2 of the Agreement.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00007).................................................................		$10,262,606
The Contract Price prior to this Change Order was...........................................................................................		$2,370,262,606
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$2,353,453,380

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00007).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00007).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00007).................................................................	$(1,463,531)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$294,086,375
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$(16,809,226)
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Initials: /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~

~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
For Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
November 27, 2018	November 19, 2018
Date of Signing	Date of Signing

CHANGE ORDER

Traffic and Logistics Impacts Due to Enforcement of Electronic Logging Devices

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00009 DATE OF CHANGE ORDER: November 28, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 of the Agreement, Parties agree Contractor will be compensated for costs associated with the Department of Transportation’s Federal Motor Carrier Safety Administration requirement for inland freight companies to incorporate the installation of Electronic Logging Devices resulting in increased costs by trucking companies.

2.	The cost breakdown for this Change Order is detailed in Exhibit 1 of this Change Order. Costs are further detailed in approved trend S2-0023.

3.	Schedule C-2 Aggregate Equipment Price Milestone Payment Schedule of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00008).................................................................		$(6,546,620)
The Contract Price prior to this Change Order was...........................................................................................		$2,353,453,380
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$2,356,296,369

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00008).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00008).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00008).................................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Initials: /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~

~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
For Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
November 28, 2018	November 28, 2018
Date of Signing	Date of Signing